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                                                                 January 1, 2002
 FUND PROFILE
T. ROWE PRICE
Developing
Technologies Fund

 An aggressive stock fund seeking long-term capital growth through investments in companies expected to benefit from newer technologies.
TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to provide long-term capital growth.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in the common stocks of companies we expect to generate a majority of their revenues from the advancement and use of developing technologies. Our primary emphasis will be on emerging companies that are developing new technologies and services with attractive long-term growth prospects, in our view. Some of the industries likely to be included in the portfolio are:

  . communications - voice, data, and wireless;

  . Internet infrastructure - hardware, software, and networking equipment;

  . semiconductors - components and equipment;

  . computers - hardware and software; and

  . e-commerce (companies doing business through the Internet) and data processing services.

   We will invest across a broad range of small, medium, and large companies, although our initial emphasis will primarily be on emerging technology stocks with higher growth potential than may be possible with established technology companies. However, the portfolio may also contain stocks of blue chip companies with more proven records of developing and marketing breakthroughs in technology. The fund will look for opportunities to invest in suitable developing technology companies through initial public offerings (IPOs). Stock selection emphasizes a growth approach based on comprehensive research that evaluates a company's prospects for above-average, sustainable earnings growth. The portfolio may include companies that are not directly involved in technology research and development, but that should benefit from advances in the field.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including up to 30% in foreign stocks (established and developing countries), foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.
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FUND PROFILE
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 What are the main risks of investing in the fund?

   An investment in the fund entails substantial risk. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. Therefore, the prospects for superior gains are balanced by the possibility of above-average losses. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment. A portfolio focused primarily on these types of stocks is likely to be much more volatile than one with broader diversification that includes investments in diverse economic sectors. These risks are increased by significant exposure to smaller, unseasoned companies (those with less than a three-year operating history) and newly public companies. These companies may not have established products, experienced management, or an earnings history and their stocks may lack liquidity. During the period that the fund has a small asset base, any exposure to successful IPOs could increase its total return. As the fund's assets grow, any impact of IPO investments on its total return may decline.

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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FUND PROFILE
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 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a very aggressive approach to capital growth through investments in companies involved with newer, developing technologies, and can accept the potential for extreme volatility, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted in the chart.


            Calendar Year Total Returns
                        "01"
 -------------------------------------------------

 -30.58
 -------------------------------------------------


                    Quarter ended   Total return
 Best quarter         12/31/01        62.30%
 Worst quarter       9/30/01        -43.83%


 Table 1  Average Annual Total Returns
                                          Periods ended 12/31/2001
                                                      Since inception
                                         1 year         (08/31/2000)
 -----------------------------------------------------------------------------
  Developing Technologies Fund             -30.58%          -40.49%

 -----------------------------------------------------------------------------
  S&P 500 Stock Index                      -11.89           -17.86
  Lipper Science & Technology Funds        -37.55           -53.25
  Average
 -----------------------------------------------------------------------------


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FUND PROFILE
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2 Fees and Expenses of the Fund *
          Shareholder fees (fees paid directly from your investment) Redemption fee (for shares held less than one 1.00% year) Annual fund operating expenses
                (expenses that are deducted from fund assets)

 ------------------------------------------------------------------------------
  Management fee                                               0.92%
  Other expenses                                               2.21%/b/
  Total annual fund operating expenses                         3.13%
  Fee waiver/reimbursement                                     1.63%/a/
  Net expenses                                                 1.50%/a/
 ------------------------------------------------------------------------------



 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

 a To limit the fund's expenses during its initial period of operations, T. Rowe
   Price has contractually obligated itself to waive fees and bear any expenses through December 31, 2002, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.50%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 1.50%.

 b Other expenses are estimated for the current fiscal year.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
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FUND PROFILE
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
             1 year                    3 years
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
              $153                      $649
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Michael F. Sola manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price in 1994 and has been managing investments since 1997.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; . brokerage services; and . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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 T. Rowe Price Investment Services, Inc., Distributor